Thrivent Series Fund, Inc

Supplement to Prospectus dated April 30, 2009

with respect to

Thrivent Aggressive Allocation Portfolio

The second paragraph of the “Principal Strategies” section on page 4 of the prospectus is deleted in its entirety and replaced with the following:

The Portfolio will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds (the “Underlying Portfolios”) and other financial instruments (the “direct investments”).

The “Principal Risks” section on pages 5 through 6 of the prospectus is revised to reflect the fact that the Portfolio not only invests in Underlying Portfolios but also direct investments. In addition, the second paragraph of the “Underlying Portfolio Risk” factor is deleted in its entirety and replaced with the following:

As a shareholder of the Portfolio, you will bear your share of the Portfolio’s operating expenses as well as the Portfolio’s share of the Underlying Portfolios’ operating expenses. Consequently, an investment in the Portfolio would result in higher aggregate operating costs than investing directly in the Underlying Portfolios.

Effective June 1, 2009, the “Fees and Expenses” table and its introductory paragraph on page 7 of the prospectus are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Because the Portfolio invests, in part, in Underlying Portfolios, there are two layers of fees and expenses associated with an investment in the Portfolio that you will bear: (1) the fees and expenses directly incurred by the Portfolio itself, and (2) the fees and expenses associated with the Portfolio’s investments in the Underlying Portfolios. The table also reflects a 20% allocation to direct investments, although the actual allocation may vary over time. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Portfolio assets)
Management Fees[1]	0.27%
Other Expenses	0.05%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.55%
Total Annual Portfolio Operating Expenses	0.87%

[1]

Management Fees are calculated by multiplying the applicable advisory fee on direct investments (0.60%) by the percentage of assets allocated to direct investments (20%) and adding such amount to the applicable advisory fee on all assets (0.15%), which includes both direct investments and Underlying Portfolios.

In addition, the expense “Example” table on page 7 of the prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years

Thrivent Aggressive Allocation Portfolio	$89	$278	$482	$1,073

The date of this Supplement is May 29, 2009

Please include this Supplement with your Prospectus

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